Marshall & Ilsley Corporation

2009 Shareholders' Meeting

April 28, 2009

Forward-looking statements

This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, without limitation, statements regarding expected financial and operating activities and results that are preceded by, followed by, or that include words such as "may," "expects," "anticipates," "estimates" or "believes." Such statements are subject to important factors that could cause M&I's actual results to differ materially from those anticipated by the forward-looking statements. These factors include: (i) M&I's exposure to the deterioration in the commercial and residential real estate markets, along with the deterioration in the U.S. economy as a whole, which could result in increased charge-offs and increases in M&I's allowance for loan and lease losses, (ii) various other factors, including changes in economic conditions affecting borrowers, new information regarding outstanding loans and identification of additional problem loans, which could require an increase in M&I's allowance for loan and lease losses, (iii) M&I's ability to maintain required levels of capital, (iv) the impact of recent and future legislative initiatives on the financial markets or on M&I, (v) M&I's exposure to the actions and potential failure of other financial institutions, (vi) volatility in M&I's stock price, and (vii) those factors referenced in Item 1A. Risk Factors in M&I's annual report on Form 10-K for the year ended December 31, 2008, and as may be described from time to time in M&I's subsequent SEC filings, which factors are incorporated herein by reference. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect only M&I's belief as of the date of this press release. Except as required by federal securities law, M&I undertakes no obligation to update these forward-looking statements or reflect events or circumstances after the date of this press release.

Financial Overview

Greg Smith

Revenue Growth



($Millions)
5-yr CAGR = 9%
$1,616
$1,706
$1,864
$2,089
$2,345
$2,529
$578
2003
2004
2005
2006
2007
2008
1Q'09

Pre-tax Pre- loan loss provision Income*


($Millions)
5-yr CAGR = 8%
$718
$824
$910
$1,006
$1,030
$1,070
$233
2003
2004
2005
2006
2007
2008
1Q'09

* Please see micorp.com investor relations / presentation section for a reconciliation to GAAP net income

Net Income

($Millions)



$471
$529
$587
$648
$497
($568)
Goodwill Impairment
($1,488)
($117)
2003
2004
2005
2006
2007
2008
1Q'09

Average Asset Growth


($Billions)
14% Annual Growth
$33
$37
$43
$53
$58
$63
$62
2003
2004
2005
2006
2007
2008
1st Qtr 2009

Efficiency Ratio


65%
60%
55%
50%
45%
Peer group 1
M&I 2
2003
2004
2005
2006
2007
2008
1Q '09

[1] Peer group consists of 14 U.S. banking companies with assets from $24 - $189 billion, Source – SNL Financial.

[2] M&I ratio excludes significant one-time items and costs associated with REO.

Total Loan Growth



Average in $Bil
$50
$40
$30
$20
14% Annual Growth
$24.4
$27.0
$31.8
$39.1
$43.7
$49.7
$49.8
2003
2004
2005
2006
2007
2008
1st Qtr 2009

1Q'09 vs 1Q'08

+2.5%

Deposit Growth


Average
in $Bil
$50
$40
$30
$20
11% Annual Growth
$22.3
$24.4
$26.7
$32.1
$34.1
$39.3
$39.7
1Q’09 vs 1Q’08
+5.1%
2003
2004
2005
2006
2007
2008
1st Qtr
2009

Credit Quality

Credit Quality by Market

Loans

(1Q'09: $49.2 billion)


Other
Midwest
Markets
23%
Arizona &
Florida
20%
Other
20%
37%
Wisconsin
Banking

Nonaccrual Loans

(1Q'09: $2.1 billion)


Other
Midwest
Markets
17%
Arizona &
Florida
48%
Other
21%
14%
Wisconsin
Banking

Market geography by property zip code

Credit Quality by Loan Type

Loan Mix



Commercial
31%
Commercial
Real Estate
26%
12%
Residential
Real Estate
17%
Construction &
Development
14%
Consumer

Nonaccrual Loans



Commercial
16%
Residential
Real Estate
14%
14%
Commercial
Real Estate
52%
Construction &
Development
4%
Consumer

Credit Quality

2008 Net Charge-offs



Arizona
36%
All Other
15%
Florida
15%
All Other
C&D
16%
18%
Correspondent

1Q, 2009 Net Charge-offs



Arizona
37%
All Other
22%
8%
Florida
15%
Correspondent
All Other
C&D
18%

Capital

A Strong Balance Sheet Will Take M&I Through the Cycle


Tangible common equity/tangible assets
Peer Comparison
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
4.4%
4.4%
4.8%
5.1%
5.3%
5.4%
5.8%
6.1%
6.1%
6.4%
M&I
7.1%
7.3%
7.7%

Note: Results as of March 31, 2009

M&I Maintains Excess Capital

Regulatory Ratios	Well Capitalized Minimum	M&I 1Q 2009 Est. Ratio	M&I 1Q 2009 Est. Excess Capital ($Bil)
Leverage	5.0%	8.4%	$2.1
Tier 1 Risk-based Capital	6.0%	9.2%	$1.8
Total Risk-based Capital	10.0%	12.9%	$1.6

M&I Loss Absorption Cushion

	M&I 1Q 2009 Est. Cushion ($Bil)	
Tier 1 Risk-based Capital Excess (pre-tax basis)	$2.6	
Current Loan Loss Reserve	1.4	
4-year average Pre-tax Pre-provision Earnings	2.0	(2 years)
	$6.0	

CPP (Capital Purchase Program)

CPP (Capital Purchase Program) – October 2008

- Sign of Strength
- Positive Differentiator
- "Optional" Participation
- Preferred Stock Investment
  - $1.7 Billion Tier 1 Regulatory Capital
  - 5% Dividend on Preferred Stock (8% pre-tax money)
  - 15% Common stock warrants issued

CPP (Capital Purchase Program) – Today

- Bailout for banks -- TARP
- Congressional scrutiny
- Retroactive Federal rules
- Public confusion

Capital Management

Capital Management

Despite excess capital, M&I is preserving capital in an uncertain economic environment

- Cut expenses (approximately $100 million annually)
- Reduced dividend as last resort

Peer Dividend Actions



# of Peer banks in each category
2
3
9
No Action
1 Cut
2 or 3 Cuts

Rating Agencies

Current M&I Credit Ratings

	S&P	Moody's	Fitch
M&I Corporation:			
Long-term Issuer / Senior Unsecured	BBB-	A3	A+
M&I Bank:			
Long-term Issuer / Senior Unsecured	BBB	A2	A+

Selected Banks that have had a ratings cut

JPMorgan

Bank of America

us bancorp
Five Star Service Guaranteed

First Horizon

citigroup

Wells Fargo

Regions

Zions

SunTrust

BB&T

Fifth Third Bank

PNC

Synovus

Huntington

Liquidity

Liquidity Strategy

- M&I has a stable funding base
- Well diversified
- High-quality investment securities portfolio

M&I has a stable funding base

Funding Mix[1]


Equity
10%
15%
Long-Term Borrowings
Short-Term Borrowings 9%
Other 2%
2%
Foreign Deposits
CDs >$100K
19%
Core Deposits
43%

Stable Base of Core Deposits[2]


($ Billions)
$30
$20
$10
$0
$16.8
$18.2
$21.2
$23.6
$25.2
$26.5
2004
2005
2006
2007
2008
1Q'09

Note: [1] 3/31/09 QTD average.

[2] Total deposits less CDs >$100k and foreign deposits. Average balances shown.

M&I has a high-quality investment portfolio

March 31, 2009

$7.7B or 12.5% of total assets (75% unencumbered)



11%
Other
14%
Municipals
US Agency/GSE
75%

GSE = Government-Sponsored Enterprise which primarily refers to Fannie Mae & Freddie Mac.

Questions from Shareholders

Q: Why did you take a goodwill charge?

A: - We wrote off $1.5 billion of goodwill at yearend

- Goodwill is an intangible accounting concept

- Caused by prolonged low stock price

- Did not impact regulatory capital or liquidity

Questions from Shareholders

Q: Why did you take CPP (Capital Purchase Program)?

When will you give it back?

A: - Accepted it as a sign of strength

- November '08 economy looked very weak

- Look forward to returning it

  - Expensive money

  - Provides additional capital cushion until economy shows signs of recovery

Questions from Shareholders

Q: What have you done with the CPP money?

A: - Supplemented already strong capital base

- Supporting our customers and communities

- Foreclosure moratorium

- $2.5 billion in new or increased credit commitments

Business Overview

Mark Furlong

What happened?

What happened?

- Growth in construction and development loans
  - Single family homes
  - Single lot loans to individuals
  - Land development by small to medium sized builders
  - Small to medium sized apartment buildings
  - Small to medium sized condo buildings

- Concentration peaked at 23% of loan portfolio at September 30, 2007

Peer banks grew C&D in the same time period



Growth of Construction, Development, and Land Loans
$Billion
$20
$15
$10
$5
$0
2004
2005
2006
2007
2008
BB&T
Regions
Suntrust
Fifth Third
M&I
Synovus
Zions
Key
Comerica
Colonial
M&T
Huntington
First Horizon

Peer banks % mix of C&D over time


Construction, Development, and Land Loans Mix of Total Loans
40%
30%
20%
10%
0%
2004
2005
2006
2007
2008
Synovus
Colonial
Zions
BB&T
M&I
First Horizon
Regions
Fifth Third
Comerica
Key
Huntington
M&T
Suntrust

When concentration of C&D was high, largest drop on record in home prices occurred

Market	Peak Valuation Month	Percent decline thru January, '09
Phoenix	June, 2006	- 49%
Tampa	July, 2006	- 37%
Minneapolis	June, 2006	- 30%

What happened?

- Largest construction concentration at March 31, 2009:

Wisconsin	33%	% of M&I's total C&D by market
Arizona	22%	
Kansas City	7%	
Florida	7%	

Reducing C&D Exposure



C&D as a % total loans & leases
25%
20%
15%
10%
5%
Peak 22.6%
16.8%
Corporate Goal: 10%
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09

Note: C&D are construction and development loans; figures based on period-end balances.

Who are these customers, and what are the characteristics of this portfolio?

Commercial Developers

Product: Primarily single and multi-family housing

Limited commercial & retail development

Loan collateral: Land for development

- Undeveloped lots
- Developed lots
  - Streets, utilities
- Very limited speculative homes built

Commercial Developers

Underwriting: Cash invested at 15-20% of project

Pre-sales / pre-leasing at 40-50% of units

Years originated: Majority in 2005 – 2006, to a lesser extent in the first half of 2007

What do these commercial real estate developers look like?

	Wisconsin	Arizona
Total portfolio	$2.2B	$916M
Average loan size	1.9M	1.0M
Total Nonperforming Loans	140M	263M
Net Charge-offs % (Last 5 quarters)	1.5%	18.6%

Common Measure of Consumer Credit Quality

National scoring system to evaluate ability to honor repayment of debt

	FICO
- Payment history	35%
- Current amount of debt owed	30
- Length of credit history	15
- New credit	10
- Types of credit	10
	100%

Who are these customers?

FICO ranges

		M&I
Subprime	< 620	3%
Good / Near Prime	620 – 699	13
Very Good / Prime	700 – 739	28
Excellent	740 +	55
		100%

Who are these customers?

	Wisconsin	Arizona
Total portfolio	$2.1B	$3.7B
Average loan size	118K	291K
Total Nonperforming Loans	44M	428M
Net Charge-offs % (Last 5 quarters)	0.5%	4.1%

Who are these customers?

FICO score:

	Wisconsin	Arizona
2005	730	730
2006	728	733
2007	731	732
2008	738	745

Arizona FICO scores were similar to Wisconsin scores at origination

What was M&I's underwriting practice?

Loan to Value:

	Wisconsin	Arizona
2005	84%	78%
2006	85%	76%
2007	86%	75%
2008	80%	74%

Arizona underwriting was more conservative than Wisconsin

Shrinking value of Arizona homes

Home Purchased	June 2006
Home Price	$474,000
Loan – to – Value	75.5%
Loan from Bank	$358,000
Devaluation in 32 months	-49%
Loss to Customer	$232,000

$116,000 Cushion

Shrinking value of Arizona homes

Loss to Customer	$232,000
Loan – to – value cushion	$116,000
Cost to sell home (15%)	$36,000
Loss to Bank	$152,000
Loss as a percent of loan	42%

Summary – Wisconsin vs. Arizona

- Similar type of customer in each market
  - ✓ Modest loan size
  - ✓ Consistent underwriting
  - ✓ More conservative loan-to-value in AZ
  - ✓ Arizona consumer behavior not predictable

Summary – Wisconsin vs. Arizona

❖ Primary difference…

Market	Peak Valuation Month	Percent decline thru January, '09
Phoenix	June, 2006	- 49%
Milwaukee	June, 2007	- 13%
Madison	Sept., 2007	- 3%

Actions taken to address credit quality

Actions Taken

- Commercial real estate management teams
  - Replaced west coast Florida team
  - Replaced Arizona team
- Underwriting
  - Continued to tighten approval standards from ’06 – ’08
  - Research did not reveal pervasive issues, but did find opportunities for process improvement

Actions Taken

- Special Assets Unit
  - Created broad portfolio risk analysis in 4th Qtr, 2007
  - Formed unit in early 2008
  - Currently located in each M&I market
- Relocated executive management to Arizona (2)
  - Commercial real estate leader
  - Consumer real estate leader
  - Added team members from across the M&I network and from industry

Actions Taken

- Last 5 quarters sold $990 million of loans
- Reduced workforce by 830 positions
- Eliminated bonuses for senior officers for 2008
- Froze salaries for senior officers in 2009

Actions Taken

- Eliminated conferences, recognition events and significantly reduced other expenses
- Directors' retainer reduced 25%
- Total annualized savings of $100 million

Risk Management Actions Taken

- Strengthened portfolio monitoring and analysis techniques
  - Built a credit data warehouse
  - Increased use of broader economic data by local market
  - 2008 launched stress testing
    - Initially C&D lending only
    - Broadened out to entire loan portfolio
- Reduced C&D concentration across most markets and business lines

What is M&I doing to help our customers and to improve the economy?

What is M&I doing to help our customers and improve the economy?

Mortgage foreclosure moratorium

Initial program: Dec. 19, 2008 – March 31, 2009

Program extended: March 31, 2009 – June 30, 2009

Qualifications:
- ~ 1 – 4 family homes
- ~ occupied by owner
- ~ agree to work in good faith to restructure the loan

What is M&I doing to help our customers and improve the economy?

Restructuring home loans

- Reducing interest rates
- Extending maturity dates
- Restructured terms usually for 3 – 5 years

Completed to date:

		March 31, 2009
Balances		$420 mil
Over 90 days	-- $	$37 mil
delinquent	-- %	8.8%

Good experience – low re-default rates so far!

What is M&I doing to help our customers and improve the economy?

New and renewed loan approvals from

November 14, 2008 through March 31, 2009:

<u>$2.5 billion</u>

M&I is lending to consumers & businesses

Looking ahead

Market Challenges Lie Ahead

At December 31, 2008:

- Negative equity in 8.3 million, or 20% of all U.S. mortgages
- 2.2 million homes nearing the point of negative equity
- States with the highest percentage of mortgages with negative equity:

Nevada	55.1%
Michigan	40.0
Arizona	31.8
Florida	30.3
California	29.5
Ohio	23.0
National Average	19.8%

Housing Vacancy


1998
2009
1.7%
3.5%
2.8%
9.5%
Homes built before 1990
Homes built after 1990
Homes built before 2000
Homes built after 2000

+1.8% ⟵ Difference ⟶ +6.7%

Market Challenges Lie Ahead

Vacancy

- 19 million houses and apartments are vacant,

  1 out of 7 homes

- Only 1 out of 6 vacant homes are for sale

- Inventory of homes for sale at 9.3 months

Shadow Inventory

National Housing Inventory Remains High



Single Family Homes (Millions)
Months supply
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
11
10
9
8
7
6
5
4
3
'04 '05 '06
December
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Homes
Months Supply

Source: National Association of Realtors

Home sales declined fast



(000)
Arizona & Florida
600
500
400
300
200
100
0
Florida
Arizona
2005
2006
2007
2008
2008 Q1
2008 Q2
2008 Q3
2008 Q4
Seasonally Adjusted & Annualized

Home sales have declined much slower


M&I's Midwest markets
(000)
600
500
400
300
200
100
0
2005
2006
2007
2008
2008 Q1
2008 Q2
2008 Q3
2008 Q4
Indiana
Minnesota
Missouri
Wisconsin
Kansas
Seasonally Adjusted & Annualized

Median Existing Single Family Home Prices

Arizona & Florida markets have been hit hard


($000)
400
350
300
250
200
150
100
2005 Q4
2006 Q4
2007 Q4
2008 Q4
US
Sarasota
Orlando
Phoenix
Tampa

Data (not seasonally adjusted) from National Association of Realtors.

Median Existing Single Family Home Prices



M&I's Midwest markets have been more stable
($000)
400
350
300
250
200
150
100
2005 Q4
2006 Q4
2007 Q4
2008 Q4
Madison
Milwaukee
Minneapolis
US
Kansas City
St. Louis
Indianapolis

Data (not seasonally adjusted) from National Association of Realtors.

Steady progress with strong fundamentals

Construction & Development Mix
56% of portfolio weighted to more stable Wisconsin / Midwest Markets

Total Construction & Development Loans $8.3 billion

Florida construction issues have been addressed



24%
Other Midwest
Wisconsin
32%
Arizona
21%
Correspondent
9%
7%
National Consumer
7%
Florida

Residential Loan Mix

53% of portfolio weighted to more stable Wisconsin / Midwest Markets

Total Residential Loans $5.7 billion

Florida residential very small


21%
Other Midwest
5%
Florida
National Consumer
15%
32%
Wisconsin
Arizona
27%

Core Deposit Growth


Leader in same store deposit growth (2006-08)[1]
7%
6%
5%
4%
3%
2%
1%
0%
-1%
-2%
MI
MI peer banks[2]

[1] Excludes lead banking offices to minimize impact of wholesale deposits.
[2] Peer group consists of 15 U.S. banking companies with assets from $24 - $189 billion.

Source: SNL Financial.

Investments and Innovation

- Customer service and sales platform in branches concludes Phase I
  - Phase II to begin summer, 2009

- Mobil Banking platform
  - Launched: October, 2008
  - Results: Over 15,000 users
  - Key functionality
    - Account balance
    - Transaction history
    - Balance transfer
    - Bill pay
  - Next
    - Alerts
    - Business customer capability

Investments and Innovation

- Business customer enhancements
  - Eliminate checks / electronic deposits
    - at customer's business
    - in branches
    - expedite cash to customer
    - reduce fraud
  - Consolidated multiple lockbox platforms
  - ACH enhancements
  - Re – launch of e-Channel (Internet Banking)
    - Converted 13,000 customers
  - New account reconcilement platform
  - Enhanced our integrated payables platform

Wealth Management Revenue Growth


$400
$350
$300
$250
$200
$150
$100
$50
$0
$Millions
Annual Growth = 13%
2003
2004
2005
2006
2007
2008
Driven by
S&P 500 - 40%
-19%
1Q'08
1Q'09

Marshall Funds Performance Rankings

Trailing 12–Month Lipper Peer Group Rankings

Number of Funds in Each Quartile — March 2009

Quartile	Number of Funds
Q1 (Best)	8
Q2	3
Q3	1
Q4	2

Fund	Share Class	%tile
Large Cap Value Fund	Y	6%
Large Cap Growth Fund	Y	23%
Mid Cap Growth Fund	Y	16%
Small Cap Growth Fund	Y	18%
Intermediate Tax-Free Fund	Y	12%
Prime Money Market Fund	I	3%
Tax-Free Money Market Fund	I	2%
Government Money Market Fd	I	18%
Mid Cap Value Fund	Y	30%
Government Income Fund	Y	49%
Short Term Income Fund	Y	35%

Top 10% ranking (boxed: 6%, 3%, 2%)

Marshall Funds Performance Rankings

Trailing 36–Month Lipper Peer Group Rankings

Quartile	Number of Funds	Fund	Share Class	%tile
Q1 (Best)	7	Large Cap Value Fund	Y	11%
		Mid Cap Growth Fund	Y	8%
		Small Cap Growth Fund	Y	15%
		Intermediate Tax-Free Fund	Y	7%
		Prime Money Market Fund	I	4%
		Tax-Free Money Market Fund	I	1%
		Government Money Market Fd	I	9%
Q2	4	Mid Cap Value Fund	Y	36%
		Large Cap Growth Fund	Y	26%
		Government Income Fund	Y	50%
		Short Term Income Fund	Y	32%
Q3	0			
Q4	2			

Top 10% ranking

March 2009

Number of Funds in Each Quartile

Summary

- ❖ Strong capital base
- ❖ Strong liquidity
- ❖ Strong core earnings capacity
- ❖ Uniquely proactive credit resolution
- ❖ Focused, experienced leadership

Questions from Shareholders

Q: Did M&I originate subprime loans?

A: - No

- However, we did make loans to an organization that purchased, serviced, and originated subprime loans

- These loans were collateral for M&I's loan

Questions from Shareholders

Q: Some people predicted the housing bubble. Why didn't M&I reduce concentration at that time?

A:
- Economy was still strong in the first half of 2007
- Built in 25% cushion through loan-to-value at time of loan origination
- Home prices dropped 49% in 32 months in the Arizona market

Questions from Shareholders

Q: If the unemployment rate continues to climb as forecasted by most economists, how will this impact the level of losses on M&I credit cards?

A:
- Unlike many other banks, M&I has a relatively small credit card loan portfolio
- Our % loss experience has historically been much lower than industry average

Questions from Shareholders

Q: Would M&I have received more for Metavante if it had been sold directly to Fidelity or other competitors?

A:
- Reviewed all options prior to spin off
- Sold 25% to Warburg Pincus
- Spun-off remaining shares tax-free
- Metavante performance has been very good

Questions from Shareholders

Q: Is M&I executive compensation going to decrease, like our dividend?

A:
- Yes, we reduced 2008 & 2007
- 2008 was 26% less than 2007
- 2008 was 56% less than 2006
- Salaries frozen (2,323 or >25% of employees)
- No bonuses for 2008

Questions from Shareholders

Q: Why don’t you cut salaries?

A:
- Salaries increase very little each year
- Salaries as a percent of total compensation continues to decrease
- No performance incentives were paid
- Need for retention

Questions from Shareholders

Q: Do you realize the impact the dividend reduction and share price decline has on my income and net worth?

A: - Dividend reduction was the last alternative

- Need to preserve capital

Questions from Shareholders

Q: When will the dividend be increased?

A: We will consider increasing the dividend when all of the following conditions are met:

1. M&I has returned to consistent profitability,
2. The economic condition of the country in general and our markets in particular have improved to the point where a dividend increase is prudent, and
3. There are no regulatory impediments to increasing the dividend.

Questions

Marshall & Ilsley Corporation

Reconciliation of Pre-tax Pre-loan loss provision income to GAAP Net Income

(all $ in millions)	1Q '09	2008	2007	2006	2005	2004	2003
GAAP Net Income (from continuing operations)	($92)	($2,044)	$497	$648	$587	$529	$471
Add back:							
Provision for income taxes	(153)	(460)	214	307	278	257	184
Goodwill Impairment		1,535					
Provision for loan & lease losses	478	2,038	320	51	45	38	63
Pre-tax pre-loan loss provision income	$233	$1,070	$1,030	$1,006	$910	$824	$718